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                                                                  EXHIBIT 23.(i)


The Board of Directors
Nevada Manhattan Mining, Incorporated

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus and the Registration Statement on Form SB-2.






                                                           Jackson & Rhodes P.C.

                                                           Jackson & Rhodes P.C.

Dallas, Texas
December 5, 1996